                                                                    EXHIBIT 99.1

                          TESORO PETROLEUM CORPORATION
               SUPPLEMENTAL FINANCIAL AND OPERATIONAL INFORMATION


INTRODUCTION

Tesoro Petroleum Corporation ("Tesoro" or the "Company") is providing certain unaudited supplemental financial and operational information through this website. This information should be used in conjunction with Tesoro's filings with the Securities and Exchange Commission ("SEC"), as well as with other publicly-disclosed information, such as media releases and conference calls. This information also contains forward-looking information. The Company expects that updates to this information will be made through its periodic reports filed with the SEC and public releases; however, the Company undertakes no obligation to update any such information contained herein (see Forward-Looking Statements disclaimer at www.tesoropetroleum.com/forwardlooking.html).

The information is organized into a number of sections. To proceed directly to a particular section, you may click on one of the hot links below.

         REFINERIES BY REGION                        TOTAL REFINERY SYSTEM

         RETAIL SYSTEM                               MARINE SERVICES

         CONSOLIDATED SUMMARY OF OPERATIONS          CAPITAL EXPENDITURES

         MID-CONTINENT REFINERIES - HISTORICAL       GLOSSARY OF TERMS

         CLEAN FUELS AND CLEAN AIR CAPITAL

                          TESORO PETROLEUM CORPORATION
               SUPPLEMENTAL FINANCIAL AND OPERATIONAL INFORMATION


GLOSSARY OF TERMS

Branded Jobber/Dealer Stations - Retail stations owned by third parties that sell products purchased from or through the Company and carry one of the Company's brands (Tesoro, Tesoro Alaska or Amoco).

Clean Fuels Capital - Capital expenditures required to meet Clean Air Act regulations related to reductions in emissions and new manufacturing standards required to reduce the sulfur content in gasoline starting January 1, 2004 and highway diesel fuels starting June 1, 2006.

Company-Owned Stations - Retail stations owned by the Company.

Discretionary Capital - Capital expenditures undertaken primarily for increased economic return on investment.

EBITDA - Earnings before interest and financing costs, income taxes and depreciation and amortization. The Company uses EBITDA as a measure for internal analysis and in presentations to analysts, investors and lenders. The calculation of EBITDA is not based on accounting principles generally accepted in the United States ("U.S. GAAP") and should not be considered as an alternative to net earnings or cash flows from operating activities (which are determined in accordance with U.S. GAAP), as an indicator of operating performance or as a measure of liquidity. EBITDA may not be comparable to similarly titled measures used by other entities. EBITDA has been restated from the Company's other public documents to exclude interest income from EBITDA.

Gross Refining Margin - Margin on products manufactured and purchased, including those sold to the Company's Retail System. Sales to the Retail System have been based on average bulk market prices adjusted for transportation and other differentials.

Heavy Oils, Residual Products & Other - Product yields other than gasoline, jet fuel and diesel produced in the refining process. These include products such as residual fuels, gas oils, propane, and internally-produced fuel.

Manufacturing Costs - Costs associated directly with the manufacturing process including cash operating expenses and non-cash amortization of maintenance turnaround costs, but excluding depreciation. Manufacturing costs also include costs of internally-produced fuel.

Mbpd - Thousand barrels per day.

Net Refining Margin - Gross Refining Margin minus Manufacturing Costs.

Non-Discretionary Capital - Capital expenditures required for continuing operations.

                          TESORO PETROLEUM CORPORATION
               SUPPLEMENTAL FINANCIAL AND OPERATIONAL INFORMATION


Refining and Marketing - Includes the Refinery System and the Retail System described below.

Refinery System - The Company's operations of refining crude oil and other feedstocks and wholesale marketing of refined products. It includes refinery operations, wholesale operations, product supply and distribution, and transportation operations.

Retail System - The Company's system of selling gasoline to retail customers through an arrangement with Wal-Mart, through Company-Owned and operated sites, and through agreements with third-party Branded Jobbers/Dealers. It also includes merchandise sales through the Company's locations with convenience stores.

Retail Fuel Margin - The margin on fuel products sold through the Company's Retail System. Costs of sales in fuel margin have been based on purchases from the Company's Refinery System, using average bulk market prices adjusted for transportation and other differentials.

Retail Merchandise Margin - The margin on products and services, other than fuel, sold through the Company's Retail System.

REFINERIES BY REGION

Exhibits 1 through 4 provide Tesoro's throughput, yields and gross refining margin by region as well as for Tesoro's total refinery system. Tesoro's regions are presented as follows: (1) Pacific Northwest (Tesoro's Alaska and Washington refineries combined); (2) Mid-Pacific (Tesoro's Hawaii refinery); and (3) Mid-Continent (Tesoro's North Dakota and Utah refineries combined).

                                   EXHIBIT 1

PACIFIC NORTHWEST REFINERIES (ALASKA & WASHINGTON)

                                                                   2000                                    2001
                                           1999   --------------------------------------  --------------------------------------
                                           YEAR     1Q      2Q      3Q      4Q     YEAR     1Q      2Q      3Q      4Q     YEAR
                                          ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
THROUGHPUT (MBPD)
   Heavy Crude                              35.9    57.0    60.2    60.7    59.3    59.3    77.9    71.0    76.8    85.9    77.9
   Light Crude                             106.0    78.3   103.7   104.0    97.0    95.8    73.7    91.0    94.7    74.7    83.6
   Other Feedstocks                          4.9     9.3     8.3    12.5     9.9    10.0     8.2     8.0     8.8     6.6     7.9
                                          ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
      TOTAL THROUGHPUT (MBPD)              146.8   144.6   172.2   177.2   166.2   165.1   159.8   170.0   180.3   167.2   169.4
                                          ======  ======  ======  ======  ======  ======  ======  ======  ======  ======  ======

YIELD (MBPD)
   Gasoline & Gasoline Blendstocks          71.4    67.7    78.1    78.6    72.6    74.2    70.1    73.1    75.5    73.8    73.1
   Jet Fuel                                 29.7    27.1    33.4    32.9    32.3    31.4    29.0    27.0    30.4    27.0    28.4
   Diesel Fuel                              21.3    19.8    29.8    31.9    28.3    27.5    22.3    30.8    35.2    29.5    29.5
   Heavy Oils, Residual Products & Other    29.7    36.1    37.0    39.3    39.2    38.0    44.5    44.2    45.2    43.6    44.3
                                          ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
      TOTAL YIELD (MBPD)                   152.1   150.7   178.3   182.7   172.4   171.1   165.9   175.1   186.3   173.9   175.3
                                          ======  ======  ======  ======  ======  ======  ======  ======  ======  ======  ======

GROSS REFINING MARGIN ($/THROUGHPUT BBL)  $ 6.55  $ 8.02  $ 6.41  $ 9.00  $ 8.11  $ 7.89  $ 8.04  $ 8.16  $ 7.69  $ 5.82  $ 7.42



NOTES:

Scheduled maintenance turnarounds were as follows:

     *Alaska in 2Q 1999 and 2Q 2001

     *Washington in 4Q 1999

Next turnarounds are scheduled as follows:

     *Washington in 1Q 2002 and 3Q 2003

     *Alaska in 2Q 2003

The distillate treater at the Company's Washington refinery was placed in service during December 1999.

The Company commenced a heavy oil conversion project at its Washington refinery in 2000, which will enable the Company to manufacture a larger proportion of higher-value gasoline and to reduce production of lower-value heavy products. The Company expects to spend approximately $109 million (including capitalized interest) for this project, of which $97 million had been spent through December 31, 2001. The first stage of the project, the installation of a de-asphalting unit, was completed in late September 2001. Management expects the upgrade of the fluid catalytic cracking unit, the final major component of the heavy oil conversion project, to be operational in March 2002.



                                                               Updated on 2/4/02
                                                                     (Unaudited)

                                   EXHIBIT 2


MID-PACIFIC REFINERY (HAWAII)

                                                                   2000                                    2001
                                           1999   --------------------------------------  --------------------------------------
                                           YEAR     1Q      2Q      3Q      4Q     YEAR     1Q      2Q      3Q      4Q     YEAR
                                          ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
THROUGHPUT (MBPD)
   Heavy Crude                              45.7    49.1    47.1    45.9    44.9    46.7    61.1    47.0    47.2    56.8    53.0
   Light Crude                              41.2    36.7    33.6    33.3    47.1    37.7    25.6    42.5    40.3    28.0    34.1
   Other Feedstocks                           --      --      --      --      --      --      --      --      --      --      --
                                          ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
      TOTAL THROUGHPUT (MBPD)               86.9    85.8    80.7    79.2    92.0    84.4    86.7    89.5    87.5    84.8    87.1
                                          ======  ======  ======  ======  ======  ======  ======  ======  ======  ======  ======

YIELD (MBPD)
   Gasoline & Gasoline Blendstocks          21.5    23.2    21.9    20.2    17.6    20.8    18.4    18.6    20.3    22.0    19.8
   Jet Fuel                                 28.6    26.9    24.1    23.7    30.0    26.2    29.0    31.1    25.8    24.2    27.5
   Diesel Fuel                              11.4    10.2    12.0     9.7    15.2    11.7    11.9    14.1    15.4    14.7    14.0
   Heavy Oils, Residual Products & Other    30.2    27.0    23.5    26.9    29.9    26.8    28.4    27.0    26.9    24.8    26.8
                                          ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
      TOTAL YIELD (MBPD)                    91.7    87.3    81.5    80.5    92.7    85.5    87.7    90.8    88.4    85.7    88.1
                                          ======  ======  ======  ======  ======  ======  ======  ======  ======  ======  ======

GROSS REFINING MARGIN ($/THROUGHPUT BBL)  $ 4.46  $ 4.03  $ 5.15  $ 3.07  $ 6.70  $ 4.80  $ 5.94  $ 4.84  $ 5.72  $ 6.95  $ 5.85


NOTES:

Scheduled maintenance turnaround was held in 3Q 2000.

Next turnaround is planned for 3Q 2003.



                                                               Updated on 2/4/02
                                                                     (Unaudited)

                                   EXHIBIT 3


MID-CONTINENT REFINERIES (NORTH DAKOTA & UTAH)

                                                          2001
                                             ------------------------------
                                               MONTH
                                               SEPT.       4Q        YEAR
                                             --------   --------   --------
THROUGHPUT (MBPD)(a)
   Heavy Crude                                     --         --         --
   Light Crude                                  105.6      103.6      104.0
   Other Feedstocks                               0.2        1.2        1.0
                                             --------   --------   --------
      TOTAL THROUGHPUT (MBPD)                   105.8      104.8      105.0
                                             ========   ========   ========

YIELD (MBPD)(a)
   Gasoline & Gasoline Blendstocks               55.7       54.5       54.7
   Jet Fuel                                       9.5       11.3       10.9
   Diesel Fuel                                   30.3       28.8       29.1
   Heavy Oils, Residual Products & Other         13.2       14.1       14.0
                                             --------   --------   --------
      TOTAL YIELD(MBPD)                         108.7      108.7      108.7
                                             ========   ========   ========

GROSS REFINING MARGIN ($/THROUGHPUT BBL)(b)  $  12.91   $   6.90   $   8.19

NOTES:

(a) The Mid-Continent refineries were acquired from BP p.l.c. on September 6, 2001. The volumes and margins for 2001 include amounts since the date of acquisition.

(b) The Mid-Continent refineries contributed $13 million and $19 million to Tesoro's operating profit in the 3Q and 4Q of 2001, respectively.

Next maintenance turnarounds are scheduled as follows:

     *North Dakota in 3Q 2003

     *Utah in 1Q 2003

See Exhibit 9 for historical and pro forma information related to the acquired assets.



                                                               Updated on 2/4/02
                                                                     (Unaudited)

                                   EXHIBIT 4


TOTAL REFINERY SYSTEM

                                                                   2000                                    2001
                                           1999   --------------------------------------  --------------------------------------
                                           YEAR     1Q      2Q      3Q      4Q     YEAR     1Q      2Q      3Q      4Q     YEAR
                                          ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
THROUGHPUT (MBPD)(a)
   Heavy Crude                              81.6   106.1   107.3   106.6   104.2   106.0   139.0   118.0   124.0   142.7   130.9
   Light Crude                             147.2   115.0   137.3   137.3   144.1   133.5    99.3   133.5   163.7   206.3   151.0
   Other Feedstocks                          4.9     9.3     8.3    12.5     9.9    10.0     8.2     8.0     8.8     7.8     8.2
                                          ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
      TOTAL THROUGHPUT (MBPD)              233.7   230.4   252.9   256.4   258.2   249.5   246.5   259.5   296.5   356.8   290.1
                                          ======  ======  ======  ======  ======  ======  ======  ======  ======  ======  ======

YIELD (MBPD)(a)
   Gasoline & Gasoline Blendstocks          92.9    90.9   100.0    98.8    90.2    95.0    88.5    91.7   110.9   150.3   110.5
   Jet Fuel                                 58.3    54.0    57.5    56.6    62.3    57.6    58.0    58.1    58.8    62.5    59.4
   Diesel Fuel                              32.7    30.0    41.8    41.6    43.5    39.2    34.2    44.9    58.8    73.0    52.9
   Heavy Oils, Residual Products & Other    59.9    63.1    60.5    66.2    69.1    64.8    72.9    71.2    75.7    82.5    75.5
                                          ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
      TOTAL YIELD (MBPD)                   243.8   238.0   259.8   263.2   265.1   256.6   253.6   265.9   304.2   368.3   298.3
                                          ======  ======  ======  ======  ======  ======  ======  ======  ======  ======  ======

REFINING MARGIN ($/THROUGHPUT BBL)
   Gross                                  $ 5.89  $ 6.54  $ 6.01  $ 7.16  $ 7.60  $ 6.84  $ 7.30  $ 7.01  $ 7.61  $ 6.40  $ 7.04
   Other Manufacturing Costs(b)             2.98    2.90    2.76    2.82    2.93    2.85    3.44    2.94    2.87    3.17    3.10
                                          ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
      Net                                 $ 2.91  $ 3.64  $ 3.25  $ 4.34  $ 4.67  $ 3.99  $ 3.86  $ 4.07  $ 4.74  $ 3.23  $ 3.94
                                          ======  ======  ======  ======  ======  ======  ======  ======  ======  ======  ======

NOTES:

(a) Volumes for 2001 include amounts for North Dakota and Utah operations since their acquisition on September 6, 2001 averaged over the periods presented (28.7 Mbpd in throughput and 29.5 Mbpd in yield in 3Q01; 104.8 Mbpd in throughput and
108.7 Mbpd in yield in 4Q01; 33.7 Mbpd in throughput and 34.8 Mbpd in yield for the year 2001). For the first 25 days of operations in 3Q01, refinery throughput and yield averaged 105.8 Mbpd and 108.7 Mbpd, respectively. For the 117 days in operations during the year 2001, refinery throughput and yield averaged 105.0 Mbpd and 108.7 Mbpd, respectively.

The classification of crude oil between heavy crude and light crude has been revised for Mid-Continent refineries resulting in heavy crude throughput percentages for the total refinery system in 2001 to 42% for 3Q, 40% for 4Q and 45% for the year.

(b) Excludes depreciation, but includes non-cash amortization of major maintenance costs. Also includes costs of internally-produced fuel.

                                                               Updated on 2/4/02
                                                                     (Unaudited)

                                   EXHIBIT 5


RETAIL SYSTEM

                                                              2000                                         2001
                                   1999    -------------------------------------------  -------------------------------------------
                                   YEAR      1Q       2Q       3Q       4Q       YEAR     1Q       2Q       3Q       4Q       YEAR
                                  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
NUMBER OF STATIONS (END OF
  PERIOD)
Company-Owned                          62       63       63       69       83       83       94      116      163      213      213
Branded Jobber/Dealer                 182      183      200      201      193      193      183      184      487      464      464
                                  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
  Total Stations                      244      246      263      270      276      276      277      300      650      677      677
                                  =======  =======  =======  =======  =======  =======  =======  =======  =======  =======  =======

AVERAGE STATIONS (DURING PERIOD)
Company-Owned                          61       62       63       66       76       68       90      106      128      196      132
Branded Jobber/Dealer                 177      183      192      201      197      192      187      183      260      475      274
                                  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
  Total Average Retail Stations       238      245      255      267      273      260      277      289      388      671      406
                                  =======  =======  =======  =======  =======  =======  =======  =======  =======  =======  =======

FUEL VOLUME (THOUSANDS OF
   GALLONS)
   Company-Owned Stations          93,513   22,932   23,696   25,889   26,662   99,179   34,776   44,717   57,574   72,643  209,710
   Branded Jobber/Dealer
      Stations                    105,777   25,990   30,576   34,776   24,343  115,685   26,460   29,429   48,686   81,530  186,106
                                  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
      Volume - Total Stations     199,290   48,922   54,272   60,665   51,005  214,864   61,236   74,146  106,260  154,173  395,816
                                  =======  =======  =======  =======  =======  =======  =======  =======  =======  =======  =======

FUEL VOLUME
(THOUSANDS OF GALLONS/MONTH/AVERAGE
    STATION)
   Company-Owned Stations           126.7    123.3    125.4    130.8    116.9    121.5    128.2    140.6    149.4    123.5    132.8
   Branded Jobber/Dealer Stations    49.9     47.5     53.2     57.8     41.2     50.3     47.3     53.6     62.5     57.2     56.6
                                  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
      Average Volume - Total
        Stations                     69.8     66.7     71.1     75.9     62.3     68.9     73.7     85.5     91.2     76.6     81.3
                                  =======  =======  =======  =======  =======  =======  =======  =======  =======  =======  =======

RETAIL FUEL MARGIN ($/GALLON)     $  0.18  $  0.09  $  0.22  $  0.10  $  0.27  $  0.17  $  0.24  $  0.25  $  0.18  $  0.22  $  0.22
RETAIL MERCHANDISE MARGIN
   (IN MILLIONS)                  $  15.7  $   3.9  $   4.4  $   4.6  $   4.0  $  16.9  $   4.0  $   4.8  $   6.0  $   5.4  $  20.2
RETAIL MERCHANDISE MARGIN %            31%      32%      32%      32%      30%      32%      31%      31%      32%      26%      30%
OTHER NON-FUEL MARGIN
   (IN MILLIONS)                  $   1.3  $   0.4  $   0.3  $   0.6  $   0.7  $   2.0  $   0.5  $   0.6  $   0.6  $   0.6  $   2.3

NOTES:

On September 6, 2001, Tesoro acquired 42 company-owned stations from BP p.l.c. and agreements to supply over 280 jobber/dealer sites. The above information includes those sites from the acquisition date.

In addition, the Company purchased 46 retail fueling facilities, including 37 retail stations with convenience stores and nine commercial cardlock facilities, located in Washington, Oregon and Idaho in the 4Q of 2001.

                                                               Updated on 2/4/02
                                                                     (Unaudited)

                                   EXHIBIT 6


MARINE SERVICES
($ in millions)

                                                           2000                                    2001
                                   1999   --------------------------------------  --------------------------------------
                                   YEAR     1Q      2Q      3Q      4Q     YEAR     1Q      2Q      3Q      4Q     YEAR
                                  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
FUEL SALES (MILLIONS OF GALLONS)   148.3    41.5    42.5    41.1    44.9   170.0    42.3    45.1    44.6    38.8   170.8

SERVICE REVENUES                  $ 11.7  $  3.2  $  3.1  $  3.5  $  3.5  $ 13.3  $  3.5  $  4.4  $  3.9  $  3.1  $ 14.9

EBITDA                            $  8.5  $  4.4  $  2.6  $  3.6  $  2.5  $ 13.1  $  3.4  $  4.0  $  3.9  $  1.4  $ 12.7

NOTES:

1Q 2000 EBITDA included other income of $1.2 million from settlement of a service contract.

                                                               Updated on 2/4/02
                                                                     (Unaudited)

                                    EXHIBIT 7

CONSOLIDATED SUMMARY OF OPERATIONS
($ millions except per unit amounts)

                                                               2000                                        2001
                                      1999    ----------------------------------------  -------------------------------------------
                                     YEAR(a)     1Q     2Q      3Q       4Q      YEAR     1Q       2Q       3Q       4Q       YEAR
                                     -------  ------- ------- -------  ------- -------  -------  -------  -------  -------  -------
REFINING AND MARKETING
Refinery System
      Gross refining margin ($/bbl)  $  5.89  $  6.54 $  6.01 $  7.16  $  7.60 $  6.84  $  7.30  $  7.01  $  7.61  $  6.40  $  7.04
      Throughput (Mbpd)                233.7    230.4   252.9   256.4    258.2   249.5    246.5    259.5    296.5    356.8    290.1
                                     -------  ------- ------- -------  ------- -------  -------  -------  -------  -------  -------
           Total gross refining
            margin before
            inventory changes          502.3    137.0   138.2   169.1    180.5   624.8    161.8    165.5    207.6    210.1    745.0
      Impact of inventory changes(b)     6.5     (2.5)    4.5     2.2    (17.7)  (13.5)     1.6     (0.8)    (7.6)   (17.0)   (23.8)
      Expenses                         363.7     92.7    96.4    99.7     97.9   386.7    104.7     99.7    109.1    142.5    456.0
                                     -------  ------- ------- -------  ------- -------  -------  -------  -------  -------  -------
           REFINERY SYSTEM
            OPERATING EBITDA           145.1     41.8    46.3    71.6     64.9   224.6     58.7     65.0     90.9     50.6    265.2
RETAIL SYSTEM
      Gross fuel margin ($/gallon)   $  0.18  $  0.09 $  0.22 $  0.10  $  0.27 $  0.17  $  0.24  $  0.25  $  0.18  $  0.22  $  0.22
      Total gallons of fuel sold
        (millions)                     199.3     48.9    54.3    60.7     51.0   214.9     61.2     74.1    106.3    154.2    395.8
                                     -------  ------- ------- -------  ------- -------  -------  -------  -------  -------  -------
           Total gross fuel margin      36.5      4.6    11.8     6.2     14.0    36.6     14.5     18.9     18.8     34.5     86.7
      Merchandise and other non-fuel
        margin                          17.0      4.3     4.7     5.2      4.7    18.9      4.5      5.4      6.6      6.0     22.5
      Expenses                          35.6     11.2    13.0    11.5     14.9    50.6     14.2     15.1     18.2     25.7     73.2
                                     -------  ------- ------- -------  ------- -------  -------  -------  -------  -------  -------
           RETAIL SYSTEM OPERATING
            EBITDA                      17.9     (2.3)    3.5    (0.1)     3.8     4.9      4.8      9.2      7.2     14.8     36.0

TOTAL REFINING AND MARKETING EBITDA    163.0     39.5    49.8    71.5     68.7   229.5     63.5     74.2     98.1     65.4    301.2
                                     -------  ------- ------- -------  ------- -------  -------  -------  -------  -------  -------

MARINE SERVICES EBITDA                   8.5      4.4     2.6     3.6      2.5    13.1      3.4      4.0      3.9      1.4     12.7
                                     -------  ------- ------- -------  ------- -------  -------  -------  -------  -------  -------

CORPORATE EBITDA(c)                   (41.0)   (10.0)   (9.8)  (12.8)   (11.1)  (43.7)   (11.4)   (11.7)   (17.4)   (17.3)   (57.8)
                                     -------  ------- ------- -------  ------- -------  -------  -------  -------  -------  -------

      CONSOLIDATED EBITDA(d)           130.5     33.9    42.6    62.3     60.1   198.9     55.5     66.5     84.6     49.5    256.1

DEPRECIATION EXPENSE
      Refinery System                  (29.3)    (7.8)   (7.8)   (8.7)    (9.5)  (33.8)    (7.9)    (7.6)    (9.1)   (16.1)   (40.7)
      Retail System                     (8.6)    (1.5)   (1.5)   (1.6)    (2.0)   (6.6)    (2.8)    (1.9)    (2.2)    (4.2)   (11.1)
      Marine Services                   (2.6)    (0.6)   (0.6)   (0.7)    (0.8)   (2.7)    (0.7)    (0.7)    (0.7)    (0.7)    (2.8)
      Corporate                         (2.4)    (0.6)   (0.6)   (0.6)    (0.6)   (2.4)    (0.6)    (0.7)    (0.7)    (0.8)    (2.8)
                                     -------  ------- ------- -------  ------- -------  -------  -------  -------  -------  -------
           TOTAL DEPRECIATION
             EXPENSE                   (42.9)   (10.5)  (10.5)  (11.6)   (12.9)  (45.5)   (12.0)   (10.9)   (12.7)   (21.8)   (57.4)
                                     -------  ------- ------- -------  ------- -------  -------  -------  -------  -------  -------

OPERATING INCOME                        87.6     23.4    32.1    50.7     47.2   153.4     43.5     55.6     71.9     27.7    198.7

Interest & Financing Costs Before
 Capitalized Interest                  (38.2)    (9.6)   (8.4)   (7.8)    (7.6)  (33.4)    (8.4)    (8.2)   (19.1)   (22.2)   (57.9)
Less: Capitalized Interest on Major
        Projects                         0.6       --     0.1     0.1      0.5     0.7      0.9      1.6      1.8      0.8      5.1
                                     -------  ------- ------- -------  ------- -------  -------  -------  -------  -------  -------
      Net Interest & Financing
        Costs                          (37.6)    (9.6)   (8.3)   (7.7)    (7.1)  (32.7)    (7.5)    (6.6)   (17.3)   (21.4)   (52.8)
Interest Income                          1.2      1.5     0.3     0.4      0.6     2.8      0.3      0.2      0.1      0.4      1.0
                                     -------  ------- ------- -------  ------- -------  -------  -------  -------  -------  -------
EARNINGS BEFORE INCOME TAXES            51.2     15.3    24.1    43.4     40.7   123.5     36.3     49.2     54.7      6.7    146.9
  Income Tax Provision                 (19.0)    (6.0)   (9.5)  (18.4)   (16.3)  (50.2)   (14.6)   (19.7)   (21.9)    (2.7)   (58.9)
                                     -------  ------- ------- -------  ------- -------  -------  -------  -------  -------  -------
NET EARNINGS                            32.2      9.3    14.6    25.0     24.4    73.3     21.7     29.5     32.8      4.0     88.0
  Preferred Dividends                  (12.0)    (3.0)   (3.0)   (3.0)    (3.0)  (12.0)    (3.0)    (3.0)      --       --     (6.0)
                                     -------  ------- ------- -------  ------- -------  -------  -------  -------  -------  -------
NET EARNINGS TO COMMON               $  20.2  $   6.3 $  11.6 $  22.0  $  21.4 $  61.3  $  18.7  $  26.5  $  32.8  $   4.0  $  82.0
                                     =======  ======= ======= =======  ======= =======  =======  =======  =======  =======  =======

AVERAGE DILUTED SHARES
  (IN MILLIONS)                         32.8     32.3    41.7    41.4     41.4    41.8     41.8     42.3     41.7     41.9     41.9

DILUTED EPS                          $  0.62  $  0.20 $  0.35 $  0.60  $  0.59 $  1.75  $  0.52  $  0.70  $  0.79  $  0.10  $  2.10

NOTES:

(a) Excludes discontinued E&P operations that were sold in 1999.

(b) Represents adjustments due to selling a volume and mix of product that is different than actual products manufactured. Refined product inventories totaled
5.8 million barrels, 7.0 million barrels and 10.3 million barrels at 12/31/99, 12/31/00 and 12/31/01, respectively. In 2001, the Washington refinery increased product inventory to meet demand during the 1Q 2002 turnaround, and inventories were rebuilt at refineries and terminals acquired from BP p.l.c. in September 2001.

(c) Includes corporate general and administrative expenses and other expense.

(d) Consolidated EBITDA has been restated from the Company's other public documents to exclude interest income from EBITDA.

                                                               Updated on 2/4/02
                                                                     (Unaudited)

                                   EXHIBIT 8


CAPITAL EXPENDITURES
($ millions)

                                                                2000                                    2001
                                        1999   --------------------------------------  --------------------------------------
                                        YEAR     1Q      2Q      3Q      4Q     YEAR     1Q      2Q      3Q      4Q     YEAR
                                       ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
REFINING AND MARKETING
    REFINERY SYSTEM(a)
       Pacific Northwest
         Discretionary                 $ 23.9  $  2.0  $  3.2  $  6.7  $ 16.0  $ 27.9  $ 22.4  $ 31.4  $ 30.9  $ 14.8  $ 99.5
         Non-Discretionary               19.2     2.2     3.4     4.4     8.2    18.2     3.4     5.5     9.5    10.7    29.1
       Mid-Pacific
         Discretionary                    7.7     1.2     1.2     1.5     2.3     6.2     0.2     0.7     0.7     1.8     3.4
         Non-Discretionary                3.9     1.1     0.7     0.8     1.6     4.2     0.5     1.2     0.6     0.7     3.0
       Mid-Continent
         Discretionary                     --      --      --      --      --      --      --      --      --     1.7     1.7
         Non-Discretionary                 --      --      --      --      --      --      --      --     0.4     2.9     3.3
                                       ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
            TOTAL REFINERY SYSTEM        54.7     6.5     8.5    13.4    28.1    56.5    26.5    38.8    42.1    32.6   140.0
    RETAIL SYSTEM(a)(b)
         Discretionary                   13.8     0.9     4.6     3.9    20.2    29.6     4.1     6.3     8.1    15.2    33.7
         Non-Discretionary                3.9      --     0.5     0.1     0.8     1.4     1.5     1.1     1.9     5.0     9.5
                                       ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
            TOTAL RETAIL SYSTEM          17.7     0.9     5.1     4.0    21.0    31.0     5.6     7.4    10.0    20.2    43.2
                                       ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
         TOTAL REFINING AND MARKETING    72.4     7.4    13.6    17.4    49.1    87.5    32.1    46.2    52.1    52.8   183.2
    MARINE SERVICES                       1.5     1.4     0.5     0.3     1.0     3.2     0.2     0.8     1.3     0.8     3.1
    CORPORATE(b)                         10.8     0.5     0.1     1.5     1.2     3.3     1.2     1.4    16.4     4.2    23.2
                                       ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
      TOTAL CAPITAL EXPENDITURES       $ 84.7  $  9.3  $ 14.2  $ 19.2  $ 51.3  $ 94.0  $ 33.5  $ 48.4  $ 69.8  $ 57.8  $209.5
                                       ======  ======  ======  ======  ======  ======  ======  ======  ======  ======  ======

TOTAL NON-DISCRETIONARY
   CAPITAL (PRESENTED ABOVE)           $ 27.0  $  3.3  $  4.6  $  5.3  $ 10.6  $ 23.8  $  5.4  $  7.8  $ 12.4  $ 19.3  $ 44.9
                                       ======  ======  ======  ======  ======  ======  ======  ======  ======  ======  ======

NOTES:

(a) Capital expenditures exclude amounts for the acquisition of refining, marketing and pipeline assets from BP in 2001 and certain retail assets acquired in the fourth quarter of 2001.

(b) Certain costs have been reclassified between Corporate and Retail.


                                                               Updated on 2/4/02
                                                                     (Unaudited)

MID-CONTINENT REFINERIES - HISTORICAL

On September 6, 2001, Tesoro acquired two refineries in North Dakota and Utah and related storage, distribution and retail assets from certain affiliates of BP p.l.c. The acquisitions increased the Company's number of refineries from three to five, with aggregate refining capacity rising from 275,000 barrels per day ("bpd") to 390,000 bpd, and increased the Company's retail gas station network from approximately 300 stations to 650 stations. In addition, on November 1, 2001, the Company acquired a crude oil gathering and transmission system located in Montana and North Dakota, which provides crude oil to the North Dakota refinery.

                                   EXHIBIT 9

MID-CONTINENT REFINERIES (NORTH DAKOTA & UTAH) - HISTORICAL

                                                                       2000                            2001
                                               1999   --------------------------------------  ----------------------
HISTORICAL DATA OF NEWLY-ACQUIRED ASSETS(a)    YEAR     1Q      2Q      3Q      4Q     YEAR     1Q      2Q      1H
                                              ------  ------  ------  ------  ------  ------  ------  ------  ------
THROUGHPUT (MBPD)
   Crude Oil                                   100.5    89.7    92.0   104.2   101.6    96.9    95.8   104.5   100.2
   Other                                         4.7     5.3     4.1     4.8     5.3     4.8     5.8     4.2     5.0
                                              ------  ------  ------  ------  ------  ------  ------  ------  ------
      TOTAL THROUGHPUT (MBPD)                  105.2    95.0    96.1   109.0   106.9   101.7   101.6   108.7   105.2
                                              ======  ======  ======  ======  ======  ======  ======  ======  ======

YIELD (MBPD)
   Gasoline & Gasoline Blendstocks              60.6    56.8    54.2    60.7    60.5    58.2    56.2    58.0    57.1
   Jet Fuel                                     12.0     9.4    10.0    11.5     9.3    10.0     8.5     8.8     8.7
   Diesel Fuel                                  27.8    24.8    25.9    30.3    31.8    28.2    29.3    34.4    31.9
   Heavy Oils, Residual Products & Other         4.8     3.7     5.1     5.3     5.9     5.0     6.1     5.4     5.8
                                              ------  ------  ------  ------  ------  ------  ------  ------  ------
      TOTAL YIELD (MBPD)                       105.2    94.7    95.2   107.8   107.5   101.4   100.1   106.6   103.5
                                              ======  ======  ======  ======  ======  ======  ======  ======  ======


                                               YEAR     1H
TESORO PRO FORMA FOR THE ACQUIRED ASSETS(b)    2000    2001
                                              ------  ------
TOTAL REFINERY SYSTEM THROUGHPUT (MBPD)          352     358

TOTAL REFINERY SYSTEM YIELD (MBPD)               358     363

CONSOLIDATED REVENUES (IN MILLIONS)           $6,588  $3,253

CONSOLIDATED EBITDA (IN MILLIONS)             $  318  $  217


NOTES:

(a) The historical data above represents information prior to Tesoro's acquisition of these assets from BP. Results from these acquired assets are included in Tesoro's consolidated financials since the date of acquisition, or September 6, 2001. Results from the crude gathering and pipeline system are included in Tesoro's results from the date of acquisition on November 1, 2001.

Gross refining margins per barrel for this region were approximately $5.23 for the year 1999, $6.36 for the year 2000, and $8.28 for the first half of 2001. Margins were derived from historical BP financial statements and were not calculated in the same manner as Tesoro's other refineries.

(b) The unaudited pro forma information gives effect to the acquisitions of the BP assets (including the crude gathering and pipeline system) and the effect of the Company's recent financings and notes offering, as if these transactions had occurred on January 1, 2000. The unaudited pro forma information is not necessarily indicative of the results that actually would have been achieved had these transactions been consummated on January 1, 2000, or that may be achieved in the future.

                                                            Prepared on 11/26/01
                                                                     (Unaudited)

CLEAN FUELS AND CLEAN AIR CAPITAL

Exhibit 10 contains the Company's preliminary estimates of its capital requirements to meet new Clean Fuels and Clean Air standards. Actual expenditures, and the timing of these expenditures, will likely differ from these estimates due to a number of factors, including, among others, the final selections of technology, equipment design changes, regional variations in requirements, implementation of other refinery improvements, and other factors which are beyond the Company's control (see Forward-Looking Statements disclaimer at www.tesoropetroleum.com/forwardlooking.html).

                                   EXHIBIT 10

CLEAN FUELS AND CLEAN AIR CAPITAL
($ in millions)


                                              YEAR    YEAR    YEAR    YEAR    YEAR   BEYOND
                                              2002    2003    2004    2005    2006    2006
                                             ------  ------  ------  ------  ------  ------
ESTIMATED CLEAN FUELS CAPITAL
   LOW SULPHUR GASOLINE
       Alaska                                $   --  $   --  $   --  $   --  $   --  $   --
       Hawaii                                    --      --      --      --      --      --
       Washington                               1.5    12.5    12.0    20.0     6.0      --
       North Dakota                              --     1.0     1.0     6.0     5.0      --
       Utah                                      --      --      --      --      --    15.0
                                             ------  ------  ------  ------  ------  ------
         TOTAL FOR GASOLINE                     1.5    13.5    13.0    26.0    11.0    15.0
                                             ------  ------  ------  ------  ------  ------
   LOW SULPHUR DIESEL
       Alaska                                    --      --      --      --      --      --
       Hawaii                                    --      --      --      --      --      --
       Washington                                --      --      --      --      --    30.0
       North Dakota                              --      --      --     4.0      --      --
       Utah*                                    2.0    15.0    14.0      --      --      --
                                             ------  ------  ------  ------  ------  ------
         TOTAL FOR DIESEL                       2.0    15.0    14.0     4.0      --    30.0
                                             ------  ------  ------  ------  ------  ------
TOTAL ESTIMATED CLEAN FUELS CAPITAL             3.5    28.5    27.0    30.0    11.0    45.0
TOTAL ESTIMATED CLEAN AIR CAPITAL (MACT II)      --     2.0     7.5    18.0     7.5      --
                                             ------  ------  ------  ------  ------  ------
TOTAL                                        $  3.5  $ 30.5  $ 34.5  $ 48.0  $ 18.5  $ 45.0
                                             ======  ======  ======  ======  ======  ======

* Contains capital in 2003 and 2004 required to meet Clean Fuels standards, but which the Company believes will provide economic benefits.

This exhibit contains forward-looking information (see Forward-Looking Statements disclaimer at www.tesoropetroleum.com/forwardlooking.html).


                                                               Updated on 2/4/02
                                                                     (Unaudited)